UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         October 7, 2008
                                                 -------------------------------

              SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
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             (Exact name of Registrant as specified in its charter)

            Maryland                      811-22031                    20-8597138
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(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer Identification
         incorporation)                                                   No.)

                                100 Park Avenue,
                            New York, New York 10017
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               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code        (212) 850-1864
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement   communications   pursuant  to  Rule13e-4(c)  under  the
      Exchange Act (17CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing as Exhibit 99.1 the attached Press Release dated October 7, 2008 for Seligman LaSalle International Real Estate Fund, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release dated October 7, 2008 for Seligman LaSalle International Real Estate Fund, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SELIGMAN LASALLE INTERNATIONAL REAL
                                     ESTATE FUND, INC.

Date:  October 7, 2008

                                 By: /s/ Joseph D'Alessandro
                                     ------------------------------------------
                                              Joseph D'Alessandro
                                              Assistant Secretary